UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2020

Herbalife Nutrition Ltd.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	1-32381	98-0377871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman Cayman Islands	KY1-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: c/o (213) 745-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.0005 per share	HLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, the Securities and Exchange Commission, or SEC, and the Department of Justice, or DOJ, conducted investigations into Herbalife Nutrition, Ltd.’s (the “Company”) compliance with the Foreign Corrupt Practices Act, or FCPA, in China. Also, as previously disclosed, the Company conducted its own review and implemented remedial and improvement measures based upon this review, including but not limited to replacement of certain employees and enhancements of Company policies and procedures in China. The Company cooperated with the SEC and DOJ and has now reached separate resolutions with each of them.

On August 28, 2020, the SEC accepted the Offer of Settlement and issued an administrative order finding that the Company violated the books and records and internal controls provisions of the FCPA. In addition, on August 28, 2020, the Company and DOJ separately entered into a court-approved deferred prosecution agreement (“DPA”), under which DOJ deferred criminal prosecution of the Company for a period of three years related to a conspiracy to violate the books and records provisions of the FCPA. Among other things, the Company is required to undertake compliance self-reporting obligations for the three-year term of the respective agreements with the SEC and DOJ. If the Company remains in compliance with the DPA during its three-year term, the deferred charge against the Company will be dismissed with prejudice. In addition, the Company agreed to pay the SEC and DOJ aggregate penalties, disgorgement and prejudgment interest of approximately $123 million (the “Settlement Amount”). The Company previously recognized an estimated aggregate accrued liability for these matters of approximately $123 million, which has been recognized in other current liabilities within its condensed consolidated balance sheet as of June 30, 2020. Accordingly, there will not be any additional impact on the Company’s results of operations.

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include, among other, the words “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “anticipate” or any other similar words.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in our filings with the Securities and Exchange Commission. Additionally, many of these risks and uncertainties are, and may continue to be, amplified by the COVID-19 pandemic. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in our forward-looking statements include, among others, the following:

•	the potential impacts of the COVID-19 pandemic on us, our Members, and the world economy (including our customers and our supply chain);

•	our relationship with, and our ability to influence the actions of, our Members;

•	improper action by our employees or Members in violation of applicable law;

•	adverse publicity associated with our products or network marketing organization, including our ability to comfort the marketplace and regulators regarding our compliance with applicable laws;

•	changing consumer preferences and demands;

•	the competitive nature of our business;

•

regulatory matters governing our products, including potential governmental or regulatory actions concerning the safety or efficacy of our products and network marketing program, including the direct selling markets in which we operate;

•	legal challenges to our network marketing program;

•	the Consent Order entered into with the FTC, the effects thereof and any failure to comply therewith;

•

risks associated with operating internationally and the effect of economic factors, including foreign exchange, inflation, disruptions or conflicts with our third-party importers, pricing and currency devaluation risks, especially in countries such as Venezuela;

•	uncertainties relating to interpretation and enforcement of legislation in China governing direct selling and anti-pyramiding;

•	our inability to obtain or maintain the necessary licenses for our direct selling business in China and elsewhere;

•	adverse changes in the Chinese economy;

•	our dependence on increased penetration of existing markets;

•	any material disruption to our business caused by natural disasters, other catastrophic events, acts of war or terrorism, viral outbreaks and other similar epidemics, or cybersecurity incidents;

•

noncompliance by us or our Members with any privacy laws or any security breach by us or a third party involving the misappropriation, loss, or other unauthorized use or disclosure of confidential information;

•	contractual limitations on our ability to expand our business;

•	our reliance on our information technology infrastructure and outside manufacturers;

•	the sufficiency of our trademarks and other intellectual property rights;

•	product concentration;

•	our reliance upon, or the loss or departure of any member of, our senior management team which could negatively impact our Member relations and operating results;

•	U.S. and foreign laws and regulations applicable to our operations;

•	uncertainties relating to the United Kingdom’s exit from the European Union;

•	restrictions imposed by covenants in our existing indebtedness;

•	risks related to the convertible notes;

•	uncertainties relating to the application of transfer pricing, duties, value added taxes, and other tax regulations, and changes thereto;

•	changes in tax laws, treaties or regulations, or their interpretation;

•	taxation relating to our Members;

•	product liability claims;

•	our incorporation under the laws of the Cayman Islands;

•	whether we will purchase any of our shares in the open markets or otherwise; and

•	share price volatility related to, among other things, speculative trading and certain traders shorting our common shares.

Additional factors that could cause actual results to differ materially from our forward-looking statements are set forth in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2020, including under the heading “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in our Condensed Consolidated Financial Statements and the related Notes.

Forward-looking statements in this document speak only as of the date hereof, and forward-looking statements in documents attached that are incorporated by reference speak only as of the date of those documents. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Nutrition Ltd.

August 28, 2020	By:	/s/ HENRY C. WANG
	Name:	Henry C. Wang
	Title:	EVP, General Counsel and Corporate Secretary